                                                                   Exhibit 10.65

                          CADENCE DESIGN SYSTEMS, INC.

                                  THE SPC PLAN

                           EFFECTIVE DECEMBER 20, 2001
                        STOCKHOLDER APPROVAL NOT REQUIRED

                                TABLE OF CONTENTS

1.      Purposes............................................................................1
2.      Definitions.........................................................................1
3.      Administration......................................................................3
4.      Shares Subject to the Plan; Award Pools.............................................3
5.      Eligibility.........................................................................4
6.      Provisions of Incentive Awards......................................................4
7.      Covenants of the Company............................................................7
8.      Miscellaneous.......................................................................7
9.      Adjustments upon Changes in Stock...................................................8
10.     Corporate Transactions..............................................................9
11.     Amendment of Plan and Incentive Awards..............................................9
12.     Termination or Suspension of the Plan...............................................9
13.     Effective Date of Plan..............................................................9
14.     Choice of Law.......................................................................9


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                          CADENCE DESIGN SYSTEMS, INC.

                                  THE SPC PLAN

1.      PURPOSES.

        (a) INCENTIVE AWARDS. The purpose of the Plan is to provide a means by which employees are given an opportunity to receive Shares upon the satisfaction of certain performance-based criteria.

        (b) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to participate in the Plan and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent or subsidiary entity whose employees qualify as "employees" with respect to the Securities and Exchange Commission's Registration Statement on Form S-8 or any successor form.

        (b) "ALTERNATIVE CASH AMOUNT" has the meaning set forth in Section 4(a) of the Plan.

        (c) "BOARD" means the Board of Directors of the Company.

        (d) "COMMITTEE" means a committee of one or more senior executives of the Company appointed by the Board, but in all events will include Ping Chao if he wishes to serve on the Committee. In addition to Mr. Chao, the Committee shall initially consist of Ray Bingham and Ron Kirchenbauer. Decisions of the Committee shall be taken in good faith.

        (e) "COMMON STOCK" means the common stock of the Company.

        (f) "COMPANY" means Cadence Design Systems, Inc., a Delaware corporation, and its successors and assigns.

        (g) "CONTINUOUS SERVICE" means that an Employee's employment with the Company or an Affiliate is not interrupted or terminated. The Employee's Continuous Service shall not be deemed to have terminated because of a change in the entity which employees Employee, provided that there is no interruption or termination of the Employee's Continuous Service with the Company or an Affiliate of the Company. The Board or the chief executive officer of the Company, in that party's sole discretion, may in good faith determine to the extent permitted by applicable law whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (h) "DIRECTOR" means a member of the Board of Directors of the Company.

        (i) "EMPLOYEES" means the persons listed on Exhibit A hereto; provided, however, that, except as set forth in Section 6(d) of the Plan, if the Continuous Service of any of such persons is interrupted or terminated for any reason, such person shall no longer be an Employee for purposes of the Plan.

        (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (k) "FIRST ISSUE DATE" means as soon as reasonably practicable after the Company has determined the amount of the First Year Incentive Amount, but in all events on or before February 15, 2003.

        (l) "FIRST YEAR AWARD" has the meaning set forth in Section 6(a)(i) of the Plan.

        (m) "FIRST YEAR INCENTIVE AMOUNT" has the meaning set forth in Section 4(b) of the Plan.

        (n) "INCENTIVE AWARD" means any Shares issued under the Plan.

        (o) "INCENTIVE AWARD AGREEMENT" means a written agreement between the Company and a Participant who has received unvested Shares pursuant to Section 6(a)(ii)(2) of the Plan, substantially in the form attached hereto as Exhibit B. Each Incentive Award Agreement shall be subject to the terms and conditions of the Plan.

        (p) "MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of November 7, 2001, among the Company, Silicon Perspective Corporation, Nile Acquisition, Inc., and Ping Chao, as Shareholder Agent.

        (q) "PARTICIPANT" means a person to whom an Incentive Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Incentive Award.

        (r) "PARTICIPATION PERCENTAGE" means the percentage set forth opposite each Employee's name on Exhibit A hereto. In the event the Continuous Service of a person listed on Exhibit A is interrupted or terminated for any reason, the Participation Percentages of the other persons listed on Exhibit A shall not change.

        (s) "PLAN" means this Cadence Design Systems, Inc. SPC Plan.

        (t) "POOL PERCENTAGE" has the meaning set forth in Section 4(b) of the Plan.

        (u) "SECOND ISSUE DATE" means as soon as reasonably practicable after the Company has determined the amount of the Second Year Incentive Amount, but in all events on or before February 15, 2004.

        (v) "SECOND YEAR AWARD" has the meaning set forth in Section 6(b)(i) of the Plan.

        (w) "SECOND YEAR INCENTIVE AMOUNT" has the meaning set forth in Section 4(c) of the Plan.


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


        (x) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (y) "SHARES" means shares of Common Stock.

3.      ADMINISTRATION.

        (a) ADMINISTRATION BY THE COMMITTEE. The Committee shall administer the Plan.

        (b) POWERS OF COMMITTEE. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To construe and interpret the Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Incentive Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (ii) To amend the Plan or an Incentive Award as provided in
Section 10.

               (iii) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

        (c) EFFECT OF COMMITTEE'S DECISION. All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person other than the Board, and any such determination, interpretation or construction as ratified by the Board shall be final, binding and conclusive on all persons.

4.      SHARES SUBJECT TO THE PLAN; AWARD POOLS.

        (a) SHARE RESERVE. The aggregate number of Shares that are issuable as Incentive Awards hereunder shall be limited to an amount that would not require approval of the Company's stockholders, whether pursuant to applicable law or the requirements of any securities exchange or automated quotation system on which the Shares are listed, unless and until the Company has obtained its stockholders' approval of the Plan. In the event Employees would be eligible to receive Incentive Awards but for the fact that any such required stockholder approval has not been obtained, the Company may, at its option, either seek such stockholder approval or pay to such Employees an amount in cash equal to the fair market value (as determined by the Committee) of the Shares that the Company would otherwise have issued to such Employees under the Plan if such stockholder approval were obtained, with such value determined as of the date such issuance would have occurred (the "ALTERNATIVE CASH AMOUNT").

        (b) SHARES AVAILABLE ON FIRST ISSUE DATE. Subject to Section 4(a) of the Plan, the aggregate number of Shares available under the Plan for issuance as Incentive Awards on the First Issue Date (the "FIRST YEAR INCENTIVE AMOUNT") shall be equal to the product of (i) the total number of Shares issuable to Shareholders (as defined in the Merger Agreement) as of that date, without regard to any set-off pursuant to the Merger Agreement, upon achieving the Technology Targets and/or exceeding the Bookings Targets for fiscal 2002, determined in accordance with Article 8 of the Merger Agreement as if no shares were issuable under the Plan, multiplied by (ii) 11.08% (the "POOL PERCENTAGE"). If no Shares would be issued with respect to achieving the Technology Targets or exceeding the Booking Targets for fiscal 2002 in accordance with Article 8 of the Merger Agreement, then the First Year Incentive Amount and the First Year Award shall be zero.

        (c) SHARES AVAILABLE ON SECOND ISSUE DATE. Subject to Section 4(a) of the Plan, the aggregate number of Shares available under the Plan for issuance as Incentive Awards on the Second Issue Date (the "SECOND YEAR INCENTIVE AMOUNT") shall be a number equal to the product of (i) the total number of Shares issuable to Shareholders as of that date, without regard to any set-off pursuant to the Merger Agreement, upon achieving the Technology Targets and/or exceeding the Bookings Targets for fiscal 2003, determined in accordance with
Article 8 of the Merger Agreement as if no shares were issuable under the Plan, multiplied by (ii) the Pool Percentage. If no Shares would be issued with respect to achieving the Technology Targets or exceeding the Booking Targets for fiscal 2003 in accordance with Article 8 of the Merger Agreement, then the Second Year Incentive Amount and the Second Year Award shall be zero.

        (d) REVERSION OF SHARES TO THE SHARE RESERVE. If any Incentive Award shall for any reason be forfeited, in whole or in part, the Shares forfeited to the Company under such Incentive Award shall revert to and again become available for issuance under the Plan.

        (e) SOURCE OF SHARES. The Shares subject to the Plan may be unissued shares or reacquired shares, repurchased in the public markets or otherwise.

5.      ELIGIBILITY.

        Only Employees are eligible to receive Incentive Awards under the Plan. Notwithstanding the foregoing, none of the following persons shall be eligible to receive an Incentive Award under the Plan: (i) any executive officer of the Company within the meaning of Section 16 of the Exchange Act, (ii) any Director or (iii) any person who beneficially owns ten percent (10%) or more of the outstanding shares of Common Stock.

6.      PROVISIONS OF INCENTIVE AWARDS.

        (a) FIRST YEAR AWARD.

               (i) Subject to Section 6(d) of the Plan, on the First Issue Date each eligible Employee shall receive that number of Shares equal to the product of (i) the First Year Incentive Amount, if any, multiplied by (ii) such Employee's Participation Percentage (the "FIRST YEAR AWARD").

               (ii) Each First Year Award shall vest as follows:


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


                      (1) 50% of such First Year Award shall be immediately vested, and shall be issued to such Employee without restriction (other than restrictions under applicable law and under Company trading policies); and

                      (2) 50% of such First Year Award shall vest in 12 equal monthly installments beginning in January 2003 (and shall be released by the Company on a monthly basis when vested), with such 50% being fully vested as of the close of business on December 31, 2003.

        (b) SECOND YEAR AWARD.

               (i) Subject to Section 6(d) of the Plan, on the Second Issue Date each eligible Employee shall receive an Incentive Award in an amount equal to the product of (i) the Second Year Incentive Amount, if any, multiplied by (ii) such Employee's Participation Percentage (the "SECOND YEAR AWARD").

               (ii) Each Second Year Award shall be 100% vested as of the close of business on December 31, 2003, and shall be issued to such Employees without restriction (other than restrictions under applicable law and Company trading policies).

        (c) NO FRACTIONAL SHARES. No fraction of a Share shall be issued as part of an Incentive Award, and in the event a Participant would otherwise be entitled to a fraction of a share of Common Stock pursuant to Section 6(a), 6(b) or 6(d) of the Plan, the number of Shares to be awarded to such Participant shall be rounded to the nearest whole Share.

        (d) TERMINATION OF CONTINUOUS SERVICE; FORFEITURE OF INCENTIVE AWARD.

               (i) If an Employee's Continuous Service has not been terminated as of December 31, 2002, with respect to the First Year Award, or as of December 31, 2003, with respect to the Second Year Award, such Employee shall be entitled to receive such Incentive Award, subject to applicable vesting requirements. Notwithstanding anything herein to the contrary, unless otherwise provided in a written agreement between the Employee and the Company, if an Employee's Continuous Service terminates prior to December 31, 2002, with respect to the First Year Award, or December 31, 2003, with respect to the Second Year Award, for any reason other than death or disability of the Employee, such Employee shall not receive such Incentive Award, and if such termination occurs prior to December 31, 2003, any unvested portion of such Employee's First Year Award shall automatically be forfeited to the Company without any consideration to the Employee and without additional notice to or action on the part of the Employee. Whether an Employee's termination of Continuous Service is due to disability shall be determined by the Committee.

               (ii) Notwithstanding anything herein to the contrary, unless otherwise provided in a written agreement between the Employee and the Company, if an Employee's Continuous Service terminates as a result of such Employee's death or disability:

                      (1) prior to July 1, 2002, such Employee shall receive no Incentive Awards hereunder;

                      (2) on or after July 1, 2002, but prior to December 31, 2002, such Employee (or such Employee's estate or beneficiary, as the case may be) shall receive the Incentive Award described in Section 6(a)(ii)(1) of the Plan, and shall not receive any other Incentive Awards hereunder;

                      (3) on or after January 1, 2003, but prior to July 1, 2003, the portion of the First Year Award subject to vesting shall continue to vest in accordance with its terms as if the Employee's Continuous Service had not terminated, and such Employee (or such Employee's estate or beneficiary, as the case may be) shall receive 50% of the Second Year Award that would have been issued to Employee if Employee's Continuous Service had not been terminated prior to December 31, 2003, and shall not receive any other Incentive Awards hereunder; or

                      (4) on or after July 1, 2003, but prior to December 31, 2003, the portion of the First Year Award subject to vesting shall continue to vest in accordance with its terms as if the Employee's Continuous Service had not terminated, and such Employee (or such Employee's estate or beneficiary, as the case may be) shall receive 100% of the Second Year Award that would have been issued to Employee if Employee's Continuous Service had not been terminated prior to December 31, 2003.

        (e) TRANSFERABILITY. Rights to acquire Shares under the Plan and the Incentive Award Agreement shall be transferable by the Participant only upon the death of the Participant, and only to a beneficiary identified by Participant to the Company in writing, or by will or the laws of descent or distribution, or upon such other terms and conditions as the Committee shall determine in its discretion. Any such transfer shall be made subject to the Incentive Award Agreement, if any, between such Participant and the Company.

        (f) INCENTIVE AWARD AGREEMENT. The portion of each Incentive Award granted pursuant to Section 6(a)(ii)(2) of the Plan shall be subject to an Incentive Award Agreement. Execution and delivery by each Participant of such an Incentive Award Agreement shall be a condition to the issuance of such Participant's First Year Award.

        (g) BLACKOUT PERIODS. Notwithstanding anything to the contrary herein:

               (i) if the First Issue Date or the Second Issue Date falls, with respect to any Employee, into a period of time when such Employee is unable to sell the Shares as a result of restrictions imposed by the Company's insider trading policy (a "Blackout Period"), the Company will delay the First Issue Date and/or the Second Issue Date, as the case may be, for such Employee such that the First Issue Date and/or the Second Issue Date, as the case may be, with respect to such Employee occurs on the first business day immediately subsequent to such Blackout Period;

               (ii) if the monthly vesting of the First Year Award for any month falls into a Blackout Period, such vesting shall be delayed, and shall not occur until the first business day immediately subsequent to such Blackout Period; and

               (iii) if the First Issue Date, the Second Issue Date or vesting of the First Year Award has been delayed pursuant to this Section 6(g), and Employee's Continuous Service is terminated by the Company subsequent to any such delay, but prior to the first business day immediately subsequent to the applicable Blackout Period, such Employee shall receive the delayed Incentive Award, or such delayed monthly vesting shall occur, as if such Employee's Continuous Service had not been terminated; provided, that such Employee shall not receive any other Incentive Awards hereunder, and no additional vesting shall occur, unless such Employee is otherwise eligible to receive such awards or continue such vesting.

7.      COVENANTS OF THE COMPANY.

        (a) AVAILABILITY OF SHARES. The Company shall keep available at all times the number of Shares required to satisfy Incentive Awards awarded under the Plan.

        (b) SECURITIES LAW COMPLIANCE. The Company shall file a Registration Statement on Form S-8 covering the Shares estimated to be required for issuance under the Plan. In the event the actual number of Shares to be issued under Sections 4(b) and 4(c) of the Plan exceeds the number of Shares so registered, the Company shall file a new Registration Statement on Form S-8 to register such excess Shares. Notwithstanding any other provision of the Plan, no Shares shall be required to be issued or granted under the Plan if the Company determines on advice of legal counsel that such issuance or grant will not be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations (in which case the Company shall distribute cash in lieu of Shares).

8.      MISCELLANEOUS.

        (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Committee shall have the power to accelerate the time during which an Incentive Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Incentive Award stating the time during which it will vest.

        (b) STOCKHOLDER RIGHTS. Subject to the provisions of the Plan and the Incentive Award Agreement, a Participant shall have all of the powers, preferences, and rights of a holder of Common Stock with respect to the Shares comprising the unvested portion of an Incentive Award, other than such rights with respect to unvested Shares as specified in an Incentive Award Agreement. In the event any unvested portion of an Incentive Award is forfeited to the Company, the Participant shall no longer have any rights of a holder of Shares with respect to such forfeited portion.

        (c) NO EMPLOYMENT RIGHTS. Nothing in the Plan or any Incentive Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate in the capacity in effect at the time the Incentive Award was granted (or in any other capacity), or shall affect the right of the Company or an Affiliate to terminate the employment of a Participant with or without notice and with or without cause.

        (d) WITHHOLDING OBLIGATIONS. The Participant shall indemnify and hold the Company harmless for all federal, state, local or other taxes relating to the acquisition and vesting of Shares pursuant to the Plan that the Company is legally obligated to withhold ("Tax Withholding"). The Company may satisfy its legal obligation for Tax Withholding by any method it deems appropriate, including but not limited to: (i) causing the Participant to tender, as a condition to the receipt or release of Shares, (A) a cash payment equal to the amount of such Tax Withholding, and/or (B) fully vested, unencumbered Shares having a fair market value, as determined by the Company, equal to the amount of such Tax Withholding; (ii) withholding Shares otherwise issuable to the Participant, or returning unvested Shares to the Company, with the number of Shares withheld or returned having a fair market value, as determined by the Company, on the date the Shares would have been issued to the Participant or released from vesting restrictions, equal to the amount of such Tax Withholding,
(iii) to the extent allowed by law, withholding from any compensation or other amounts payable to the Participant by the Company or any Affiliate, or (iv) causing the sale of any Shares issued to a Participant and the payment of the proceeds to the Company to the extent necessary to satisfy such Tax Withholding. The Company may select any method or combination of methods for satisfying its legal obligation for Tax Withholding. By entering into an Incentive Award Agreement, each Participant shall consent to the Company utilizing any such methods to satisfy its obligation for Tax Withholding and shall agree to cooperate as requested by the Company to satisfy such obligation. Any Shares withheld from a Participant, sold or returned to the Company to satisfy the Withholding Tax obligation shall be treated as having been issued to the Participant for purposes of determining whether the Participant has received the Shares to which it is entitled under the Plan, and the payment of any Tax Withholding by a Participant shall not be deemed a reduction of benefits paid to such Participant under the Plan. To the extent a Participant has made an effective election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to Shares that are part of an Incentive Award, the Company shall satisfy the Tax Withholding requirements with respect to the issuance of such Shares, rather than with respect to the vesting of such Shares.

9.      ADJUSTMENTS UPON CHANGES IN STOCK.

        If any change is made in the Common Stock subject to the Plan, or subject to any Incentive Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and number of securities subject to the Plan pursuant to Sections 4(a), 4(b) and 4(c) of the Plan, and outstanding unvested Incentive Awards will be appropriately adjusted in the class(es) and number of securities subject to such outstanding unvested Incentive Awards. The Committee shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

10.     CORPORATE TRANSACTIONS.

        In the event of (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and this Plan and the Incentive Awards granted hereunder are assumed by the successor or acquiring corporation, (iii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company or a majority of the voting power of the Company, or (iv) the sale of all or substantially all of the assets of the Company, this Plan shall be assumed by the successor or acquiring corporation (if any).

11.     AMENDMENT OF PLAN AND INCENTIVE AWARDS.

        The Committee may, at any time, and from time to time, amend the terms of the Plan or any one or more Incentive Awards; provided, however, that the rights of an Employee under the Plan or of a Participant under any Incentive Award shall not be impaired by any such amendment unless (i) the Company requests the consent of such Employee or Participant, as the case may be, and
(ii) such Employee or Participant, as the case may be, consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) PLAN TERM. The Plan will automatically terminate immediately after
(i) the vesting or forfeiture of all Shares issued, if any, pursuant to First Year Awards, or a final determination that no such award will be made, and (ii) the issuance, if any, of all Second Year Awards, or a final determination that no such awards will be made.

        (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Incentive Award granted while the Plan is in effect except with the written consent of the Participant.

13.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective immediately and automatically at the Effective Time (as defined in the Merger Agreement).

14.     CHOICE OF LAW.

        The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                                    EXHIBIT A

                     EMPLOYEES AND PARTICIPATION PERCENTAGE

                                    EXHIBIT B

                                     FORM OF

                          CADENCE DESIGN SYSTEMS, INC.
                                  THE SPC PLAN

                            STOCK INCENTIVE AGREEMENT

To:_____________    Date of Grant:_______________     Number of Shares: ________

        Cadence Design Systems, Inc., a Delaware corporation (the "Company"), is pleased to make a conditional grant to you of an aggregate of _________ shares (the "Restricted Shares") of the Company's common stock ("Common Stock"). Any additional shares or other property issued to you as owner of the Restricted Shares as a result of a stock or other in-kind dividend or distribution, or other adjustment in the Shares subject to the Plan pursuant to Section 9 of the Plan, shall also constitute Restricted Shares and shall be subject to this Agreement in the same manner as the underlying Restricted Shares. This grant is conditioned upon your delivery to the Company of a counterpart of this Stock Incentive Agreement (this "Agreement"), together with an Acknowledgement and Statement of Decision Regarding 83(b) Election in the form attached hereto as Exhibit A, duly executed by you and your spouse, if applicable, no later than ________, 200__. The Restricted Stock is granted under Section 6(a)(ii)(2) of the Company's SPC Plan (the "Plan"), a copy of which is attached hereto as Exhibit B, and which Plan is expressly incorporated herein for all purposes. All terms of this Agreement are governed by the Plan. If any provision of this Agreement conflicts with the expressly applicable terms of the Plan, the provisions of the Plan shall control. Capitalized terms used in this Agreement shall have the meanings given to them in the Plan unless otherwise defined in this Agreement or unless the context requires otherwise.

        1. ESCROW OF RESTRICTED SHARES. The Company shall issue in your name a certificate or certificates for the Restricted Shares, and retain that certificate or those certificates during the restriction period, which began on ____, 200_ and will end on ________, 200_. You hereby agree that the Company shall hold the certificate or certificates representing the Restricted Shares and the related stock powers pursuant to the terms of this Agreement until such time as such certificate or certificates are either delivered to you, sold to pay Tax Withholding (as hereinafter defined), or canceled or forfeited pursuant to the Plan or this Agreement.

        2. OWNERSHIP OF RESTRICTED SHARES. You are entitled to all the rights of ownership of the Restricted Shares, including the right to vote those shares and to receive dividends thereon if, as, and when declared by the Board of Directors of the Company, subject, however, to the terms, conditions and restrictions described in the Plan and in this Agreement.

        3. RESTRICTIONS; FORFEITURE. The Restricted Shares are restricted in that they may not be sold, transferred or otherwise pledged, alienated or hypothecated until such restrictions are removed or expire as described in
Section 4 of this Agreement, or as otherwise permitted by the Plan. In addition, the Restricted Shares shall be forfeit and revert back to the Company if your

Continuous Service with the Company is terminated for any reason other than your death or disability prior to the expiration of the restrictions for such Restricted Shares pursuant to Section 4 hereof.

        4. EXPIRATION OF RESTRICTIONS. Subject to the requirements of Section 6(g) of the Plan, the restrictions on the Restricted Shares, to the extent not forfeited pursuant to Section 3 of this Agreement, shall expire in equal monthly installments, with restrictions expiring as to all Restricted Shares on December 31, 2003. In the event of your death or disability, the restrictions on your Restricted Shares shall not be forfeited and shall continue to lapse in accordance with this Section 4.

        5. TAX MATTERS. The Acknowledgment and Statement of Decision Regarding
Section 83(b) Election attached as Exhibit A hereto contains certain information and warnings concerning the income tax consequences of the receipt and vesting of Restricted Shares. YOU SHOULD READ AND UNDERSTAND THAT ACKNOWLEDGMENT AND STATEMENT OF DECISION REGARDING SECTION 83(b) ELECTION FULLY, AND DISCUSS THE RELEVANT ISSUES WITH YOUR TAX ADVISOR, BEFORE SIGNING THAT DOCUMENT AND THIS AGREEMENT.

        6. TAX WITHHOLDING. You shall indemnify and hold the Company harmless for all federal, state, local or other taxes relating to the acquisition and vesting of Restricted Shares that the Company is legally obligated to withhold ("Tax Withholding"). You agree that the Company may satisfy its obligation for Tax Withholding by any method it deems appropriate, including but not limited to: (i) causing you to tender, as a condition to the release of the Restricted Shares, (A) a cash payment equal to the amount of such Tax Withholding, and/or
(B) fully vested, unencumbered Shares having a fair market value, as determined by the Company, equal to the amount of such Tax Withholding; (ii) withholding Shares otherwise issuable to you, or returning Shares to the Company, with the number of Shares withheld or returned having a fair market value, as determined by the Company, on the date the Shares would have been issued to you or released from vesting restrictions, equal to the amount of such Tax Withholding, (iii) to the extent allowed by law, withholding from any compensation or other amounts payable to you by the Company or any Affiliate, or (iv) causing the sale of any Shares issued to you and the payment of the proceeds to the Company to the extent necessary to satisfy such Tax Withholding. The Company may select any method or combination of methods for satisfying its obligation for Tax Withholding. By entering into this Agreement, you consent to the Company utilizing any such methods to satisfy the obligation for Tax Withholding and agree to cooperate as requested by the Company to satisfy such obligation. You hereby agree that the Company may cause the sale of Shares issued in your name and the payment of the proceeds to the Company as necessary to satisfy your obligation for Tax Withholding. You hereby acknowledge that the amount of such Tax Withholding may not cover your entire tax liability arising from the issuance or vesting of the Restricted Shares, and the payment of any Tax Withholding by you shall not be deemed to be a reduction of benefits paid to you under the Plan. To the extent you have made an effective election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to Restricted Shares, the Company shall satisfy the Tax Withholding requirements with respect to the issuance of such Restricted Shares, rather than with respect to the vesting of such Restricted Shares.

        7. ACKNOWLEDGMENT. By executing this Agreement in the appropriate space below, you acknowledge that you have been provided a copy of the Plan, and that your rights under and with respect to the Restricted Shares are and will continue to be subject to all of the terms and provisions of the Plan and this Agreement.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the Date of Grant first above written.

                                       CADENCE DESIGN SYSTEMS, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


ACKNOWLEDGED AND AGREED:


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(Spouse)